Fair Value of Financial Information - Schedule of Unrealized Positions for Available-for-sale Fixed-Income Securities (Details) - Available-for-sale fixed-income securities - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Amortized Cost Basis	$ 36	$ 94
Gross unrealized gains	0	2
Gross unrealized losses	1	2
Fair Value	$ 35	$ 94